Equity One, Inc.
Supplemental Information Package

December 31, 2008

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2008
(unaudited)

TABLE OF CONTENTS

Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Ten Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-32
Real Estate Acquisitions and Dispositions	33
Real Estate Developments and Redevelopments	34

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	35-37
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	38

Joint Venture Section	39-46

EQUITY ONE, INC
ANALYST COVERAGE
As of December 31, 2008

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Credit Suisse	Andrew Rosivach	011 612 8205 4362

Deutsche Bank Securities	Louis W. Taylor	(212) 250-4912

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Merrill Lynch	Craig Schmidt	(212) 449-1944
	Steve Sakwa	(212) 449-0335

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2008

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2007 and Form 10-Q for the period ended September 30, 2008 and the subsequent filing of Form 10-K for the year ended December 31, 2008 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of December 31, 2008
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2008	Dec 31, 2007	Dec 31, 2008	Dec 31, 2007
Summary Financial Results
Total revenues*	$58,139	$62,234	$239,261	$254,819
EBITDA	32,722	56,281	153,416	188,199
Property net operating income	40,274	44,771	173,047	187,642
General & administrative expenses (G&A)*	9,614	6,118	31,957	28,202

Net income	$6,131	$25,832	$35,008	$69,385
Net income per diluted share	0.08	0.35	0.47	0.95

Funds from operations (FFO)	$14,379	$21,271	$60,489	$98,409
FFO per diluted share	0.19	0.29	0.81	1.34

Total dividends paid per share	$0.30	$0.30	$1.20	$1.20

Weighted average diluted shares (1)	76,199	73,486	74,222	73,362

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-31)	92.1%	93.2%	92.1%	93.2%
Same-property NOI growth - cash basis (see page 13)	-1.7%	NA	-1.6%	NA
NOI margin (see page 13)	69.8%	72.0%	72.9%	74.0%
Expense recovery ratio*	76.4%	74.4%	80.7%	84.5%
New, renewal and option rent spread - cash basis (see page 18)	9.3%	14.9%	NA	NA
G&A expense to total revenues	16.5%	9.8%	13.4%	11.1%
Debt to market capitalization (see page 7)	43.9%	39.9%	43.9%	39.9%
EBITDA to interest expense* (see page 14)	2.3	3.3	2.5	2.8
EBITDA to fixed charges* (see page 14)	1.9	2.8	2.1	2.4

Notes
*	The indicated line item includes amounts reported in discontinued operations.
(1)	Diluted EPS calculation uses the treasury stock method for the period ended December 31, 2008.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of December 31, 2008
(in thousands)

	Dec 31, 2008	Dec 31, 2007	Dec 31, 2006
Assets
Properties
Income producing	$1,900,513	$2,047,993	$1,896,843
Less: accumulated depreciation	(196,151)	(172,651)	(144,825)
Income-producing, net	1,704,362	1,875,342	1,752,018
Construction in progress and land held for development	74,371	81,574	113,340
Property held for sale	-	323	20,353
Properties, net	1,778,733	1,957,239	1,885,711

Cash and cash equivalents	5,355	1,313	-
Cash held in escrow	-	54,460	1,547
Accounts and other receivables, net	12,209	14,148	18,967
Investments and advances in uncosolidated joint ventures	11,745	-	-
Securities	160,585	72,299	75,102
Goodwill	11,845	12,496	13,092
Other assets (1)	55,791	62,429	75,356

Total Assets	$2,036,263	$2,174,384	$2,069,775

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$371,077	$397,112	$391,647
Unsecured revolving credit facilities	35,500	37,000	76,500
Unsecured senior notes payable	657,913	744,685	591,187
Total debt	1,064,490	1,178,797	1,059,334
Unamortized/unaccreted premium/(discount) on notes payable	5,225	10,042	10,322
Total notes payable	1,069,715	1,188,839	1,069,656

Accounts payable and other liabilities (1)	56,061	68,624	73,452
Total liabilities	1,125,776	1,257,463	1,143,108

Minority interest	989	989	989

Stockholders' equity	909,498	915,932	925,678

Total Liabilities and Stockholders' Equity	$2,036,263	$2,174,384	$2,069,775

(1)	Amounts have been reclassified to conform to the 2008 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2008
(in thousands)

	Dec 31, 2008	Dec 31, 2007	Dec 31, 2006

Closing market price of common stock	$17.70	$23.03	$26.66

Common stock shares (in thousands)
Basic common shares	76,198.420	73,300.107	72,755.717
Diluted common shares
Unvested restricted common shares	29.360	55.707	381.017
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	23.178	60.573	346.938
Diluted common shares	76,344.614	73,510.043	73,577.328

Equity market capitalization	$1,351,300	$1,692,936	$1,961,572

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,064,490	$1,178,797	$1,059,334
Cash and equivalents (including cash held in escrow)	(5,355)	(55,773)	(1,547)
Net debt	1,059,135	1,123,024	1,057,787
Equity market capitalization	1,351,300	1,692,936	1,961,572
Total market capitalization	$2,410,435	$2,815,961	$3,019,359

Net debt to total market capitalization	43.9%	39.9%	35.0%

Gross real estate and securities investments	$2,135,469	$2,202,189	$2,105,533

Net debt to gross real estate and securities investments	49.6%	51.0%	50.2%

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2008
(in thousands)

	Dec 31, 2008	Dec 31, 2007	Dec 31, 2006

Fixed rate debt	$928,041	$1,042,112	$886,647
Fixed rate debt - swapped to variable rate	100,949	99,685	96,187
Variable rate debt - unhedged	35,500	37,000	76,500
Total debt*	$1,064,490	$1,178,797	$1,059,334

% Fixed rate debt	87.2%	88.4%	83.7%
% Fixed rate debt - swapped to variable rate	9.5%	8.5%	9.1%
% Variable rate debt - unhedged	3.3%	3.1%	7.2%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	12.8%	11.6%	16.3%

Secured mortgage debt	$371,077	$397,112	$391,647
Unsecured debt**	693,413	781,685	667,687
Total debt*	$1,064,490	$1,178,797	$1,059,334

% Secured mortgage debt	34.9%	33.7%	37.0%
% Unsecured debt	65.1%	66.3%	63.0%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,410,435	$2,815,960	$3,019,359

% Secured mortgage debt	15.4%	14.1%	13.0%
% Unsecured debt	28.8%	27.8%	22.1%
Total debt : Total market capitalization	44.2%	41.9%	35.1%

Weighted-average interest rate on secured mortgage debt	7.2%	7.4%	7.3%
Weighted-average interest rate on senior unsecured notes**	5.7%	5.7%	5.7%
Interest rate on revolving credit facilities	2.1%	5.0%	5.6%

Weighted-average maturity on mortgage debt	5.0 years	4.5 years	5.4 years
Weighted-average maturity on senior unsecured notes	6.5 years	6.7 years	7.2 years

*	Excluding unamortized premium/discount.
**	Including the effect of interest rate swaps.

EQUITY ONE, INC.
DEBT MATURITY SCHEDULE
As of December 31, 2008
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (1)	Senior Notes (2)	Total	Percent of debt maturing

2009	10,361			176,185	186,546	17.5%
2010	9,991	72,076			82,067	7.7%
2011	8,805	68,570	35,500		112,875	10.6%
2012	7,861	27,670		10,000	45,531	4.3%
2013	7,448	39,658			47,106	4.4%
2014	6,575	6,509			13,084	1.2%
2015	4,993	30		117,000	122,023	11.5%
2016	4,652	2,602		106,500	113,754	10.7%
2017	4,581			247,279	251,860	23.7%
2018	4,565	56,623			61,188	5.8%
Thereafter	19,199	8,308			27,507	2.6%
Total	$89,031	$282,046	$35,500	$656,964	$1,063,541	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended December 31, 2008
(in thousands, except per share data)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2008	Dec 31, 2007	Change	Dec 31, 2008	Dec 31, 2007	Change
REVENUE:
Minimum rent	$44,258	$47,531		$183,412	$189,422
Expense recoveries	13,294	12,583		51,927	53,324
Percentage rent	98	384		1,901	2,200
Management and leasing services	467	74		1,789	1,163
Total revenue	58,117	60,572	-4.1%	239,029	$246,109	-2.9%

COSTS AND EXPENSES:
Property operating	17,399	16,569		64,384	62,755
Rental property depreciation and amortization	10,825	12,029		45,527	45,989
General and administrative	9,614	6,118		31,957	28,200
Total costs and expenses	37,838	34,716	9.0%	141,868	$136,944	3.6%

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST AND DISCONTINUED OPERATIONS	20,279	25,856		97,161	109,165

OTHER INCOME AND EXPENSE:
Investment income	2,197	381		10,332	7,321
Equity in income in unconsolidated joint ventures	(137)	-		108	-
Other income	251	42		967	310
Interest expense	(14,273)	(16,964)		(60,851)	(66,520)
Amortization of deferred financing fees	(361)	(444)		(1,629)	(1,678)
Impairment loss	(4,855)	(430)		(37,543)	(430)
(Loss) on sale of fixed assets	-	-		-	(283)
Gain on sale of real estate	3,031	27		21,542	2,018
Gain on extinguishment of debt	1,099	-		6,473	-
INCOME BEFORE MINORITY INTEREST, INCOME TAXES AND DISCONTINUED OPERATIONS	7,231	8,468		36,560	49,903
(Provision) benefit for income taxes	(1,088)	1		(1,015)	272
Minority interest	(28)	(28)		(112)	(112)
INCOME FROM CONTINUING OPERATIONS	6,115	8,441	-27.6%	35,433	50,063	-29.2%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold	23	(38)		132	(82)
(Loss) gain on disposal of income-producing properties	(7)	17,429		(557)	19,404
Income (loss) from discontinued operations	16	17,391		(425)	19,322

NET INCOME	$6,131	$25,832	-76.3%	$35,008	$69,385	-49.5%

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.08	0.11		0.48	0.68
Discontinued operations	-	0.24		(0.01)	0.27
NET INCOME	$0.08	$0.35	-77.1%	$0.47	$0.95	-50.5%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	0.08	0.11		0.48	0.68
Discontinued operations	-	0.24		(0.01)	0.27
NET INCOME	$0.08	$0.35	-77.1%	$0.47	$0.95	-50.5%

Weighted average shares outstanding
Basic	76,070	73,164		74,075	73,091
Diluted (1)	76,199	73,486		74,222	73,362

Notes
(1) Diluted EPS calculation uses the treasury stock method for period ended December 31, 2008.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2008
(in thousands)

	Three months ended			Twelve months ended
	Dec 31, 2008			Dec 31, 2008
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$44,258	$22	$44,280	$183,412	$147	$183,559
Expense recoveries	13,294	-	13,294	51,927	85	52,012
Percentage rent	98	-	98	1,901	-	1,901
Management and leasing services	467	-	467	1,789	-	1,789
Total revenue	58,117	22	58,139	239,029	232	239,261

COSTS AND EXPENSES:
Property operating	17,399	(1)	17,398	64,384	41	64,425
Rental property depreciation and amortization	10,825	-	10,825	45,527	59	45,586
General and administrative	9,614	-	9,614	31,957	-	31,957
Total costs and expenses	37,838	(1)	37,837	141,868	100	141,968

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	20,279	23	20,302	97,161	132	97,293

OTHER INCOME AND EXPENSE:
Investment income	2,197	-	2,197	10,332	-	10,332
Equity in income in unconsolidated joint ventures	(137)	-	(137)	108	-	108
Other income	251	-	251	967	-	967
Interest expense	(14,273)	-	(14,273)	(60,851)	-	(60,851)
Amortization of deferred financing fees	(361)	-	(361)	(1,629)	-	(1,629)
Impairment loss	(4,855)	-	(4,855)	(37,543)	-	(37,543)
Gain on sale of real estate	3,031	(7)	3,024	21,542	(557)	20,985
Gain on extinguishment of debt	1,099	-	1,099	6,473	-	6,473
INCOME BEFORE MINORITY INTEREST, INCOME TAXES AND DISCONTINUED OPERATIONS	7,231	16	7,247	36,560	(425)	36,135
(Provision) benefit for income taxes	(1,088)		(1,088)	(1,015)		(1,015)
Minority interest	(28)		(28)	(112)		(112)
INCOME FROM CONTINUING OPERATIONS	6,115	16	6,131	35,433	(425)	35,008

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold	23	(23)	-	132	(132)	-
Gain (loss) on disposal of income-producing properties	(7)	7	-	(557)	557	-
Income (loss) from discontinued operations	16	(16)	-	(425)	425	-

NET INCOME	$6,131	$-	$6,131	$35,008	$-	$35,008

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2008
(in thousands)

	Three months ended			Twelve months ended
	Dec 31, 2007			Dec 31, 2007
	As	Disc. Ops	Pre SFAS	As	Disc. Ops	Pre SFAS
	Reported	Total	No. 144	Reported	Total	No. 144
REVENUE:
Minimum rent	$47,531	$1,281	$48,812	$189,422	$6,189	$195,611
Expense recoveries	12,583	347	12,930	53,324	2,483	55,807
Percentage rent	384	34	418	2,200	38	2,238
Management and leasing services	74	-	74	1,163	-	1,163
Total revenue	60,572	1,662	62,234	246,109	8,710	254,819

COSTS AND EXPENSES:
Property operating	16,569	820	17,389	62,755	3,259	66,014
Rental property depreciation and amortization	12,029	294	12,323	45,989	1,525	47,514
General and administrative	6,118	-	6,118	28,200	2	28,202
Total costs and expenses	34,716	1,114	35,830	136,944	4,786	141,730

INCOME BEFORE OTHER INCOME AND EXPENSE, MINORITY INTEREST INTEREST AND DISCONTINUED OPERATIONS	25,856	548	26,404	109,165	3,924	113,089

OTHER INCOME AND EXPENSE:
Investment income	381	1	382	7,321	8	7,329
Equity in income in unconsolidated joint ventures	-	-	-	-	-	-
Other income	42	-	42	310	-	310
Interest expense	(16,964)	(96)	(17,060)	(66,520)	(587)	(67,107)
Amortization of deferred financing fees	(444)	-	(444)	(1,678)	(6)	(1,684)
Impairment loss	(430)	-	(430)	(430)	(2,930)	(3,360)
(Loss) on sale of fixed assets	-	-	-	(283)	-	(283)
Gain on sale of real estate	27	17,429	17,456	2,018	19,404	21,422
(Loss) on extinguishment of debt	-	(491)	(491)	-	(491)	(491)
INCOME BEFORE MINORITY INTEREST, INCOME TAXES AND DISCONTINUED OPERATIONS	8,468	17,391	25,859	49,903	19,322	69,225
Benefit (provision) for income taxes	1		1	272		272
Minority interest	(28)	-	(28)	(112)	-	(112)
INCOME FROM CONTINUING OPERATIONS	8,441	17,391	25,832	50,063	19,322	69,385

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold	(38)	38	-	(82)	82	-
Gain on disposal of income-producing properties	17,429	(17,429)	-	19,404	(19,404)	-
Income from discontinued operations	17,391	(17,391)	-	19,322	(19,322)	-

NET INCOME	$25,832	$-	$25,832	$69,385	$-	$69,385

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended December 31, 2008
(in thousands)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2008	Dec 31, 2007	Change	Dec 31, 2008	Dec 31, 2007	Change

Total net operating income (1)
Total rental revenue	$57,672	$62,160	(7.2%)	$237,472	$253,656	(6.4%)
Property operating expenses	17,398	17,389	0.1%	64,425	66,014	(2.4%)
Net operating income	$40,274	$44,771	(10.0%)	$173,047	$187,642	(7.8%)

NOI margin (NOI / Total rental revenue)	69.8%	72.0%		72.9%	74.0%

Same-property NOI (2)
Total rental revenue	$55,693	$53,907	3.3%	$204,829	$203,013	0.9%
Property operating expenses(3)	18,677	16,243	15.0%	61,952	57,819	7.1%
Net operating income	$37,016	$37,664	(1.7%)	$142,877	$145,194	(1.6%)

Growth in same property NOI	(1.7%)			(1.6%)

Number of properties included in analysis	149			140
Same-property occupancy	92.0%	92.9%		92.1%	93.0%

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended December 31, 2008
(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2008	Dec 31, 2007	Dec 31, 2008	Dec 31, 2007

Net income	$6,131	$25,832	$35,008	$69,385
Rental property depreciation and amortization*	10,825	12,323	45,586	47,514
Other depreciation and amortization	242	191	810	772
Interest expense*	14,273	17,060	60,851	67,107
Amortization of deferred financing fees*	361	444	1,629	1,684
Minority interest*	28	28	112	112
Gain on sale of real estate	(3,031)	(27)	(21,542)	(2,018)
Gain on extinguishment of debt	(1,099)	-	(6,473)	-
Impairment loss*	4,855	430	37,543	3,360
(Loss) on sale of fixed assets	-	-	-	283
Equity in income of unconsolidated joint ventures	137	-	(108)	-
EBITDA*	$32,722	$56,281	$153,416	$188,199

Interest expense*	$14,273	$17,060	$60,851	$67,107

EBITDA to interest expense*	2.3	3.3	2.5	2.8

Fixed charges
Interest expense*	$14,273	$17,060	$60,851	$67,107
Scheduled principal amortization (1)	2,662	2,715	10,515	10,527
Total fixed charges	$16,935	$19,775	$71,366	$77,634

EBITDA to fixed charges*	1.9	2.8	2.1	2.4

Total market capitalization (see page 7)	$2,410,435	$2,815,961	$2,410,435	$2,815,961

*	The indicated line item includes amounts reported in discontinued operations.
(1)	Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended December 31, 2008
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2008	Dec 31, 2007	Dec 31, 2008	Dec 31, 2007

Net income	$6,131	$25,832	$35,008	$69,385
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,825	12,323	45,586	47,514
Gain on disposal of depreciable real estate	(3,024)	(16,912)	(21,027)	(18,885)
(Loss) on sale of fixed assets	-	-	-	283
Pro rata share of real estate depreciation from unconsolidated JV	419	-	810	-
Minority interest	28	28	112	112
Funds from operations	$14,379	$21,271	$60,489	$98,409
Change	-32.4%		-38.5%

Earnings per diluted share*	$0.08	$0.35	$0.47	$0.95
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.17	0.61	0.65
Gain on disposal of depreciable real estate	(0.04)	(0.23)	(0.28)	(0.26)
Pro rata share of real estate depreciation from unconsolidated JV	0.01	-	0.01	-
Funds from operations per diluted share	$0.19	$0.29	$0.81	$1.34
Change	-35.5%		-39.6%

Weighted average diluted shares (1)	76,199	73,486	74,222	73,362

Notes
(1)	Diluted EPS calculation uses the treasury stock method for period ended December 31, 2008.
*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended December 31, 2008
(in thousands)

		Three months ended		Twelve months ended
		Dec 31, 2008	Dec 31, 2007	Dec 31, 2008	Dec 31, 2007

Certain non-cash items:
Amortization of deferred financing fees		$361	$444	$1,629	$1,684
Amortization of above/below market rent intangibles		(850)	(1,217)	(3,708)	(4,586)
Amortization of restricted stock and stock option expense		1,606	1,769	6,428	7,050
Straight line rents		(226)	(224)	(829)	(1,582)
Capitalized interest		(793)	(598)	(2,933)	(3,194)
Amortization of debt premium/discount		(360)	(546)	(1,900)	(2,102)
Total non-cash items		$(262)	$(372)	$(1,313)	$(2,730)

Certain capital expenditures:
Tenant improvements		$(2,458)	$(489)	$(7,155)	$(3,682)
Leasing commissions and costs		(1,741)	(2,641)	(5,936)	(4,988)
Total tenant improvements and leasing costs		$(4,199)	$(3,130)	$(13,091)	$(8,670)

Certain balance sheet accounts at 12/31/08:
Straight-line rent receivable	$14,154
Lease intangible asset, net	11,769
Lease intangibles liability, net	(13,916)
Deferred expenses, net	18,834
Total balance sheet accounts	$30,841

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2008

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	52	2,303,366	14.4%	$18,073,072	10.5%	$7.85
Supervalu	7	458,273	2.9%	8,302,236	4.8%	18.12
Kroger	12	679,082	4.3%	5,379,703	3.1%	7.92
Bed Bath & Beyond	8	261,332	1.6%	3,049,214	1.8%	11.67
Winn Dixie	9	398,128	2.5%	2,892,815	1.7%	7.27
LA Fitness	3	144,307	0.9%	2,517,941	1.5%	17.45
CVS Pharmacy	13	143,460	0.9%	2,237,735	1.3%	15.60
TJ Maxx Companies	8	248,658	1.6%	2,227,042	1.3%	8.96
Blockbuster	21	110,669	0.7%	2,206,459	1.3%	19.94
Office Depot	7	179,837	1.1%	2,062,123	1.2%	11.47

Sub-total top ten tenants	140	4,927,112	30.9%	$48,948,340	28.5%	$9.93

Remaining tenants	2,421	9,756,209	61.2%	123,111,482	71.5%	12.62

Sub-total all tenants	2,561	14,683,321	92.1%	$172,059,822	100.0%	$11.72

Vacant	473	1,264,179	7.9%	NA	NA	NA

Total including vacant	3,034	15,947,500	100.0%	$172,059,822	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended December 31, 2008

Category	Total Leases	Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread PSF	TIs PSF
New Leases (1)	56	121,797	$15.31	$16.36	6.9%	$2.81
Renewals	80	231,693	15.33	16.99	10.8%	1.46
Options	17	135,428	8.73	9.48	8.6%	-
Total New, Renewals & Options	153	488,918	$13.49	$14.75	9.3%	$7.03

Note:  Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.
(1)  New leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2008

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	78	171,589	1.1%	$2,441,571	1.3%	$14.23
2009	554	1,699,119	10.6%	21,889,429	12.0%	12.88
2010	518	1,996,561	12.5%	23,559,388	13.0%	11.80
2011	489	2,130,491	13.4%	26,923,186	14.8%	12.64
2012	317	1,702,848	10.7%	19,946,815	11.0%	11.71
2013	297	1,525,349	9.6%	20,398,622	11.2%	13.37
2014	90	982,811	6.2%	8,996,094	5.0%	9.15
2015	33	353,140	2.2%	4,115,870	2.3%	11.66
2016	36	921,311	5.8%	14,019,445	7.7%	15.22
2017	27	495,943	3.1%	6,332,535	3.5%	12.77
Thereafter	122	2,704,159	16.9%	33,139,829	18.2%	12.26

Sub-total / average	2,561	14,683,321	92.1%	$181,762,784	100.0%	$12.38
				.
Vacant	473	1,264,179	7.9%	NA	NA	NA

Total / average	3,034	15,947,500	100.0%	$181,762,784	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2008

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	2	23,928	0.2%	$138,312	0.2%	$5.78
2009	32	800,824	8.0%	6,228,780	7.2%	$7.78
2010	35	992,554	9.9%	5,916,501	6.8%	$5.96
2011	41	1,162,463	11.6%	8,804,526	10.1%	$7.57
2012	30	1,037,287	10.4%	6,800,184	7.8%	$6.56
2013	27	868,553	8.7%	6,523,778	7.5%	$7.51
2014	18	689,361	6.9%	4,478,259	5.2%	$6.50
2015	9	277,831	2.8%	2,328,013	2.7%	$8.38
2016	16	833,255	8.3%	12,215,738	14.1%	$14.66
2017	11	413,474	4.1%	4,591,709	5.3%	$11.11
Thereafter	65	2,530,620	25.4%	28,740,927	33.1%	$11.36

Sub-total / average	286	9,630,150	96.3%	$86,766,727	100.0%	$9.01

Vacant	14	369,555	3.7%	NA	NA	NA

Total / average	300	9,999,705	100.0%	$86,766,727	100.0%	NA

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2008

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	76	147,661	2.5%	$2,303,259	2.4%	$15.60
2009	522	898,295	15.1%	15,660,649	16.5%	17.43
2010	483	1,004,007	16.9%	17,642,887	18.6%	17.57
2011	448	968,028	16.3%	18,118,660	19.1%	18.72
2012	287	665,561	11.2%	13,146,631	13.8%	19.75
2013	270	656,796	11.0%	13,874,845	14.6%	21.13
2014	72	293,450	4.9%	4,517,835	4.8%	15.40
2015	24	75,309	1.3%	1,787,857	1.9%	23.74
2016	20	88,056	1.5%	1,803,706	1.9%	20.48
2017	16	82,469	1.4%	1,740,826	1.8%	21.11
Thereafter	57	173,539	2.9%	4,398,902	4.6%	25.35

Sub-total / average	2,275	5,053,171	85.0%	$94,996,058	100.0%	$18.80

Vacant	459	894,624	15.0%	NA	NA	NA

Total / average	2,734	5,947,795	100.0%	$94,996,058	100.0%	NA
Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of December 31, 2008

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2008

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	13	1,933,454	25,259,418	14.7%
Miami Dade County, FL	11	1,239,895	17,388,042	10.0%
Palm Beach County, FL	10	1,090,884	13,564,848	7.9%
South Florida	34	4,264,233	56,212,308	32.6%
Atlanta, GA	19	1,933,631	22,813,672	13.3%
Orlando, FL	10	1,129,335	13,543,286	7.9%
Tampa- St. Petersburg, FL	12	1,094,802	10,393,322	6.0%
Naples/Cape Coral/Venice, FL	8	885,156	8,434,554	4.9%
Jacksonville, FL	6	783,227	8,214,762	4.8%
Boston, MA	6	401,454	8,511,791	4.9%
Florida Treasure/Northeast Coast	8	711,278	7,850,914	4.6%
Lafayette, LA	5	714,691	3,734,015	2.2%
New Orleans, LA	4	458,125	3,639,001	2.1%
Baton Rouge, LA	3	349,146	3,090,413	1.8%
Raleigh Durham, NC	3	357,701	2,961,154	1.7%
Florida Panhandle	2	140,803	1,334,561	0.8%
Greenville, SC	2	164,176	2,093,802	1.2%
Hilton Head-Beaufort, SC	1	166,639	2,256,786	1.3%
Hartford, CT	1	210,588	2,090,213	1.2%
Other	22	2,182,515	14,885,268	8.7%

Total	146	15,947,500	$172,059,822	100.0%

Note:  Excludes developments and non-retail properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number		Supermarket anchor				Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

ALABAMA (2)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$ 9.83

Winchester Plaza	Huntsville	2006	78,544	93.6%	17	4	45,600	Publix	08/31/26		12.22

TOTAL SHOPPING CENTERS ALABAMA (2)			143,381	95.4%	29	5	83,512				$ 11.11

CONNECTICUT (1)

Brookside Plaza	Enfield	1985 / 2006	210,588	85.4%	24	4	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples	$ 11.63

TOTAL SHOPPING CENTERS CONNECTICUT (1)			210,588	85.4%	24	4	59,648				$ 11.63

FLORIDA (80)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	95.5%	27	3	54,230	Publix	11/30/10		$ 14.11

Alafaya Village	Orlando	1986	38,118	85.2%	12	4				Metro Fitness (shadow)	20.30

Conway Crossing	Orlando	2002	76,321	83.4%	13	5	44,271	Publix	04/30/22		11.52

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.28

Hunter's Creek	Orlando	1998	73,204	100.0%	10	-				Office Depot / Lifestyle Family Fitness	13.85

Kirkman Shoppes	Orlando	1973	88,820	98.6%	29	1				Party America	18.05

Lake Mary Centre	Orlando	1988 / 2001	339,084	95.5%	66	19	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.23

Park Promenade	Orlando	1987 / 2000	128,848	82.0%	19	7				Beauty Depot / Orange County Library	7.76

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		8.36
								(Ross Dress For Less)

Unigold Shopping Center	Winter Park	1987	117,527	96.3%	22	3	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	11.72

Jacksonville / North Florida (8)

Atlantic Village	Atlantic Beach, FL	1984	100,559	89.9%	20	5	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	11.07

Beauclerc Village	Jacksonville	1962 / 1988	70,429	92.1%	9	2				Big Lots / Goodwill / Bealls Outlet	9.24

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		10.76

Ft. Caroline	Jacksonville	1985 / 1995	74,546	87.0%	7	6	45,500	Winn-Dixie	05/31/15	Citi Trends	7.27

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

Medical & Merchants	Jacksonville	1993	156,153	91.6%	13	4	55,999	Publix	02/10/13	Memorial Hospital	$ 13.20

Middle Beach	Panama City Beach	1994	69,277	98.7%	8	1	56,077	Publix	09/30/14		9.75

Oak Hill	Jacksonville	1985 / 1997	78,492	94.3%	17	3	39,795	Publix	03/11/15	Beall's	7.44

South Beach**	Jacksonville Beach	1990 / 1991	303,048	96.7%	43	5				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.64

Miami-Dade / Broward / Palm Beach (34)

Bird Ludlum	Miami	1988 / 1998	192,282	96.3%	40	3	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	16.88

Boca Village	Boca Raton	1978	93,428	92.2%	18	3	36,000	Publix Greenwise	03/31/12	CVS Pharmacy	16.13

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	93.8%	24	5	37,664	Publix	08/31/13	CVS Pharmacy	13.35

Bluffs Square	Jupiter	1986	132,395	90.2%	41	6	39,795	Publix	10/22/11	Walgreens	13.77

Chapel Trail	Pembroke Pines	2007	56,378	97.2%	3	1				LA Fitness	22.02

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	100.0%	16	-				Office Depot / Walgreen's	19.40

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	99.3%	44	1	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.84

Crossroads Square	Pembroke Pines	1973	84,387	73.6%	20	6				CVS Pharmacy	17.90

CVS Plaza	Miami	2004	29,204	91.1%	7	1				CVS Pharmacy	17.35

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	22.05

Greenwood	Palm Springs	1982 / 1994	132,325	89.0%	31	5	50,032	Publix	12/05/14	Bealls Outlet	12.73

Jonathan's Landing	Jupiter	1997	26,820	68.3%	10	2		Publix			23.00
								(shadow)
Lago Mar	Miami	1995	82,613	92.4%	18	4	42,323	Publix	09/13/15		14.14

Lantana Village	Lantana	1976 / 1999	181,780	95.5%	22	3	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.21

Meadows	Miami	1997	75,524	98.7%	19	1	47,955	Publix	07/09/17		13.92

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	94.4%	24	5	44,400	Publix	11/30/20	Stein Mart / TJ Maxx / Home Goods / CVS / Basset Furniture / Duffy's	14.56

Oaktree Plaza	North Palm Beach	1985	23,745	82.0%	16	4					16.20

Pine Island	Davie	1983 / 1999	254,907	93.4%	39	7	39,943	Publix	11/30/13	Home Depot Expo / Staples	11.63

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	92.3%	29	6	17,441	Fresh Market	06/30/09	Bed Bath & Beyond / Nordic Interiors	14.73

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF
Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	$ 15.98

Point Royale	Miami	1970 / 2000	216,760	96.9%	24	2	45,350	Winn-Dixie	02/15/10	Best Buy	7.42

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	18.06

Ridge Plaza	Davie	1984 / 1999	155,204	99.6%	28	1				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up/ Goodwill	11.49

Riverside Square	Coral Springs	1987	104,241	84.3%	26	8	39,795	Publix	02/18/12		13.53

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	87.6%	23	6	36,464	Publix	12/15/09	Walgreens	11.58

Sheridan Plaza	Hollywood	1973 / 1991	504,495	95.8%	56	7	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.17

Shoppes of Andros Isles	West Palm Beach	2000	79,420	91.2%	14	3	51,420	Publix	02/29/20		12.82

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	95.9%	37	3	47,813	Publix	06/14/15		17.69

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	283,943	99.7%	48	1	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	16.13

Tamarac Town Square	Tamarac	1987	127,635	84.2%	27	13	37,764	Publix	12/15/14	Dollar Tree	11.26

Waterstone	Homestead	2005	82,531	97.9%	12	1	45,600	Publix	07/31/25	Walgreens	15.06

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	12.58

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		18.07

Young Circle	Hollywood	1962 / 1997	65,834	93.6%	8	2	23,124	Publix	11/30/16	Walgreens	15.41

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	96.0%	16	2	59,448	Albertsons	04/30/25		9.50

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.57

Old King Commons	Palm Coast	1988	84,759	94.7%	16	3				Wal-Mart / Staples / Bealls Outlet	8.61

Ryanwood	Vero Beach	1987	114,925	96.3%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.33

Salerno Village	Stuart	1987	82,477	92.8%	16	4	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.72

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	10	-					22.87

South Point Center	Vero Beach	2003	64,790	90.3%	11	5	44,840	Publix	11/30/23		15.61

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

Treasure Coast	Vero Beach	1983	133,781	97.2%	21	3	59,450	Publix	07/31/26	TJ Maxx	$ 11.63

Tampa / St. Petersburg / Venice / Cape Coral / Naples (20)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610	Publix	11/30/21	Bealls Outlet	10.12

Carrollwood	Tampa	1970 / 2002	94,203	92.9%	29	7	27,887	Publix	11/30/22	Golf Locker	13.32

Charlotte Square	Port Charlotte	1980	96,188	82.3%	16	8	44,024	Publix*	01/31/11	Seafood Buffet	8.43
								(American Signature Furniture)

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.73

Dolphin Village	St. Petersburg	1967/1990	138,129	75.5%	28	20	33,238	Publix	11/07/13	Dollar Tree, CVS	11.34

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		9.78

Lutz Lake	Lutz	2002	64,985	95.8%	13	2	44,270	Publix	05/31/22		13.91

Marco Town Center	Marco Island	2001	109,830	86.8%	35	7	27,887	Publix	01/31/18		17.71

Mariners Crossing	Spring Hill	1989 / 1999	97,812	91.9%	16	2	48,315	Sweet Bay	08/15/20		10.53

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.24

Pavilion	Naples	1982	167,745	90.3%	32	8	50,795	Publix	02/28/13	Pavilion 6 Theatre	13.49

Regency Crossing	Port Richey	1986 / 2001	85,864	81.6%	15	10	44,270	Publix	02/28/21		10.13

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2				Ross Dress for Less / Deals	12.15

Seven Hills	Spring Hill	1991	72,590	89.5%	13	5	48,890	Publix	09/25/11		10.64

Shoppes of North Port	North Port	1991	84,705	96.1%	19	2	48,890	Publix	12/11/11	Bealls Outlet	10.35

Summerlin Square	Fort Myers	1986 / 1998	109,156	77.0%	13	15	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.94

Sunpoint Shopping Center	Ruskin	1984	132,374	60.0%	17	7				Goodwill / Ozzie's Buffet / Big Lots	9.11

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	98.7%	14	1	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	6.04

Venice Shopping Center	Venice	1968 / 2000	109,801	92.7%	13	1	44,271	Publix	12/31/26	Beall's Outlet	5.53

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	93.1%	13	2				Dollar Tree / Aaron Rents / Dollar General	8.11

TOTAL SHOPPING CENTERS FLORIDA (80)			9,008,834	92.9%	1,655	310	2,686,177				$ 12.66

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	94.3%	27	3	37,888	Publix	01/31/20		$ 15.45

Buckhead Station	Atlanta	1996	233,930	89.7%	14	5				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Golfsmith / Ulta 3	19.74

Butler Creek	Acworth	1990	95,597	93.5%	18	2	59,997	Kroger	01/31/18		10.87

Chastain Square	Atlanta	1981 / 2001	91,637	98.7%	27	1	37,366	Publix	05/31/24		17.85

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.78

Douglas Commons	Douglasville	1988	97,027	96.0%	15	2	59,431	Kroger	08/31/13		10.36

Fairview Oaks	Ellenwood	1997	77,052	93.9%	11	3	54,498	Kroger	09/30/16		11.24

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.70

Hairston Center	Decatur	2000	13,000	46.2%	4	5					14.66

Hamilton Ridge	Buford	2002	90,996	83.6%	13	8	54,166	Kroger	11/30/22		11.87

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.70

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		10.14

Market Place	Norcross	1976	77,706	89.4%	19	4				Galaxy Cinema	12.40

Paulding Commons	Hiram	1991	192,391	94.9%	25	5	49,700	Kroger	02/28/11	Kmart	8.02

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	17.02

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	90.4%	19	6				Micro Center	9.89

Shops of Huntcrest	Lawrenceville	2003	97,040	92.8%	22	4	54,340	Publix	01/31/23		13.76

Shops of Westridge	McDonough	2006	66,297	85.2%	12	6	38,997	Publix	04/30/26		13.88

Wesley Chapel	Decatur	1989	170,792	63.7%	14	12	32,000	Ingles*	09/25/09	CVS Pharmacy / Corinthian College	6.02

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	26	-					20.12

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008
		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	94.2%	33	6	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$ 8.65

McAlpin Square	Savannah	1979	176,807	87.1%	23	2	43,600	Kroger	08/31/15	Big Lots / U.S Post Office	8.00

Spalding Village	Griffin	1989	235,318	67.8%	21	7	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.99

Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.24

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,816	87.8%	430	89	937,369				$ 11.75

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	69.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$ 10.25

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	100.0%	23	-				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.19

Bluebonnet Village	Baton Rouge	1983	101,623	98.0%	24	2	33,387	Matherne's	11/30/10	Office Depot	11.87

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	8.71

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.51

Crossing	Slidell	1988 / 1993	114,806	99.0%	15	1	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.87

Elmwood Oaks	Harahan	1989	133,995	100.0%	11	-				Academy Sports / Dollar Tree / Home Décor	9.91

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-				Grand Marche	NA

Plaza Acadienne	Eunice	1980	105,419	54.2%	6	2	28,092	Super 1 Store	06/30/10	Fred's Store	4.24

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.24

Siegen Village	Baton Rouge	1988	170,416	98.7%	18	2				Office Depot / Big Lots / Dollar Tree / Stage / Party City	8.88

Tarpon Heights	Galliano	1982	56,605	72.9%	6	4				Stage / Dollar General	4.72

Village at Northshore	Slidell	1988	144,638	98.9%	13	1				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.69

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	91.2%	170	19	153,298				$ 8.38

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	7.99

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	90.6%	9	2	54,928	Shaw's	01/02/16		23.16

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	98.8%	29	2	434,532				$ 17.02

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.18

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.18

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	95.6%	21	3				Belk's / Goody's / Dollar Tree / Aaron Rents	$ 6.59

Chestnut Square	Brevard	1985 / 2008	34,260	100.0%	7	-				Walgreens	15.55

Galleria	Wrightsville Beach	1986 / 1990	92,114	90.6%	29	6	28,000	Harris Teeter*	04/05/11		10.46

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.37

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.7%	13	3	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.99

Salisbury Marketplace	Salisbury	1987	79,732	75.4%	12	8	31,762	Food Lion	02/11/23		10.94

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.83

Thomasville Commons	Thomasville	1991	148,754	96.2%	11	2	32,000	Ingles	09/29/12	Kmart	5.80

Willowdaile Shopping Center	Durham	1986	143,601	94.3%	20	6	48,000	Harris Teeter	10/31/24	Hall of Fitness	8.52

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			929,431	93.1%	133	32	266,280				$ 8.52

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	98.2%	33	1	55,696	Kroger	10/31/19	Stein Mart	$ 13.79

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.13

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.11

Milestone Plaza	Greenville	1995	96,121	91.3%	10	2	59,039	Bi-Lo	03/31/30		15.62

North Village Center	North Myrtle Beach	1984	60,356	89.2%	7	6	24,806	Bi-Lo*	05/31/09	Dollar General / Gold's Gym	8.73

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	98.2%	4	1				Rose's Store / Family Dollar Store	6.38

Woodruff	Greenville	1995	68,055	100.0%	10	-	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			566,083	91.8%	69	12	206,696				$ 10.52

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	-	32,000	Ingles	09/25/10	Wal-Mart	$ 6.05

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	-	32,000				$ 6.05

TOTAL CORE SHOPPING CENTER PORTFOLIO (146)			15,947,500	92.1%	2,561	473	4,859,512				$ 11.88

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	90.8%	17	2

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.0%	94	4

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	83.6%	496	108

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	28.5%	10	15

TOTAL OTHER PROPERTIES (6)			469,160	55.9%	619	137

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (152)			16,416,660	91.0%	3,180	610

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2008

		Year	Total		Number	Supermarket anchor					Average
		Built /	Sq. Ft.	Percent	of tenants	Owned			Expiration	Other	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (3)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

TOTAL CONSOLIDATED - 160 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

2008 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain / (Loss ) on Sale

Properties sold to JV - partial sale with continuing involvement
April 1, 2008	Concord Shopping Center	Miami	FL	298,986	$48,201	$(966)
April 1, 2008	Concord Shopping Center Outparcel	Miami	FL	N/A	2,449	-
April 1, 2008	Shoppes at Ibis	West Palm Beach	FL	79,420	14,500	5,867
April 1, 2008	Shoppes at Quail Roost	Miami	FL	73,550	15,400	(40)
April 1, 2008	Shoppes of Sunset	Miami	FL	21,704	5,000	(76)
April 1, 2008	Shoppes of Sunset II	Miami	FL	27,767	5,400	(30)
June 9, 2008	Presidential Markets	Snellville	GA	396,408	62,309	11,133
June 9, 2008	Sparkleberry Square (1)	Columbia	SC	154,217	23,545	2,708
November 16, 2008	Sparkleberry Kohl's (1)	Columbia	SC	85,961	8,503	(1,238)
November 16, 2008	Sparkleberry Kroger (1)	Columbia	SC	98,873	15,927	4,226
Sale of income producing properties sold to JV				1,236,886	$201,234	$21,584

Income producing property sale
June 30, 2008	Rosemeade	Carrollton	TX	51,231	$2,750	$(557)
Sale of income producing property					$2,750	$(557)

Real estate sale
March 21, 2008	Waterlick Land Parcel	Lynchburg	VA	7.96	$550	$(42)

Total sale of real estate					$550	$(42)

Total sales					$204,534	$20,985

Notes
(1)	Constitutes a portion of a single center.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2008
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 12/31/08	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	4Q09	$8,583	$4,920	$7,421	$1,162
Sunlake (3)	Tampa, FL	123,889	123,889	Publix	1Q10	38,527	28,410	36,308	2,219
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	2011	10,803	8,811	3,381	7,422
Subtotal		204,886	204,886			$57,913	$42,141	$47,110	$10,803

Redevelopments / Expansions / Outparcels
Mandarin Landing	Jacksonville, FL	50,000	139,620	Whole Foods	3Q09	8,780	8,780	7,896	884
Subtotal		50,000	139,620			$8,780	$8,780	$7,896	$884

Total Development Activity		254,886	344,506			$66,693	$50,921	$55,006	$11,687

Project notes
(1)	Includes actual / allocated cost of land.
(2)	After sales of outparcels and construction cost reimbursements.
(3)	Being developed in a JV. Equity One funds all capital, on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.

*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2008
(in thousands)

	Maturity		Dec 31, 2008	Dec 31, 2007	Percent of
Debt Instrument	date	Rate (1)	balance	balance	debt maturing

Mortgage debt
Pine Island/Ridge Plaza	07/01/08	6.910%	$-	$23,336	0.0%
North Port Shopping Center	02/08/09	6.650%	-	3,667	0.0%
Prosperity Centre	03/01/09	7.875%	-	4,728	0.0%
Shoppes at Ibis	09/01/09	6.730%	-	5,077	0.0%
Tamarac Town Square	10/01/09	9.190%	-	5,816	0.0%
Park Promenade	02/01/10	8.100%	5,935	6,019	0.6%
Jonathan's Landing	05/01/10	8.050%	2,706	2,752	0.3%
Bluff's Square	06/01/10	8.740%	9,590	9,706	0.9%
Kirkman Shoppes	06/01/10	8.740%	9,056	9,166	0.9%
Ross Plaza	06/01/10	8.740%	6,316	6,393	0.6%
Shoppes of Andros Isle	06/10/10	7.900%	6,086	6,259	0.6%
Boynton Plaza	07/01/10	8.030%	7,069	7,167	0.7%
Pointe Royale	07/15/10	7.950%	3,068	3,409	0.3%
Shops at Skylake	08/01/10	7.650%	12,504	12,996	1.2%
Parkwest Crossing	09/01/10	8.100%	4,467	4,527	0.4%
Spalding Village	09/01/10	8.190%	8,722	9,146	0.8%
Charlotte Square	02/01/11	9.190%	3,224	3,317	0.3%
Forest Village	04/01/11	7.270%	4,209	4,273	0.4%
Boca Village	05/01/11	7.200%	7,782	7,900	0.7%
MacLand Pointe	05/01/11	7.250%	5,498	5,581	0.5%
Pine Ridge Square	05/01/11	7.020%	6,880	6,988	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,782	7,900	0.7%
Presidential Markets	06/01/11	7.650%	-	26,225	0.0%
Lake Mary Centre	11/01/11	7.250%	23,074	23,406	2.2%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2008
(in thousands)

					Percent of
	Maturity		Dec 31, 2008	Dec 31, 2007	debt
Debt Instrument	date	Rate (1)	balance	balance	maturing

Marco Town Center	01/01/12	6.700%	7,846	8,046	0.7%
Riverside Square	03/01/12	9.190%	7,058	7,209	0.7%
Cashmere Corners	11/01/12	5.880%	4,662	4,793	0.4%
Eastwood	11/01/12	5.880%	5,555	5,711	0.5%
Meadows Shopping Center	11/01/12	5.870%	5,837	6,001	0.5%
Sparkleberry Square (Kohl's) (2)	11/30/12	6.170%	-	6,242	0.0%
Lutz Lake Crossing	01/01/13	6.280%	7,420	7,500	0.7%
Midpoint Center	07/10/13	5.770%	6,381	6,552	0.6%
Buckhead Station	09/01/13	6.880%	26,806	27,355	2.5%
Alafaya Village	11/11/13	5.990%	3,970	4,032	0.4%
Summerlin Square	02/01/14	6.750%	2,311	2,672	0.2%
South Point	07/10/14	5.720%	7,821	8,014	0.7%
Bird Ludlum	02/15/15	7.680%	6,742	7,565	0.6%
Treasure Coast Plaza	04/01/15	8.000%	3,202	3,575	0.3%
Shoppes of Silverlakes I	07/01/15	7.750%	1,875	2,085	0.2%
Grassland Crossing	12/01/16	7.870%	5,058	5,274	0.5%
Mableton Crossing	08/15/18	6.850%	3,611	3,736	0.3%
Sheridan Plaza	10/10/18	6.250%	64,876	-	6.1%
Sparkleberry Square (Kroger) (2)	06/30/20	6.750%	-	6,954	0.0%
BridgeMill	05/05/21	7.940%	8,608	8,829	0.8%
Westport Plaza	08/24/23	7.490%	4,456	4,573	0.4%
Chastain Square	02/28/24	6.500%	3,365	3,491	0.3%
Daniel Village	02/28/24	6.500%	3,679	3,816	0.4%
Douglas Commons	02/28/24	6.500%	4,383	4,546	0.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2008
(in thousands)

					Percent of
	Maturity		Dec 31, 2008	Dec 31, 2007	debt
Debt Instrument	date	Rate (1)	balance	balance	maturing

Fairview Oaks	02/28/24	6.500%	$4,148	$4,303	0.4%
Madison Centre	02/28/24	6.500%	3,365	3,491	0.3%
Paulding Commons	02/28/24	6.500%	5,714	5,926	0.5%
Siegen Village	02/28/24	6.500%	3,718	3,855	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,935	3,044	0.3%
Webster Plaza	08/15/24	8.070%	7,826	7,968	0.7%
Total mortgage debt (48 loans outstanding)	4.96	7.22%	$371,077	$397,112	34.7%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	6,360	10,455	0.6%
Total mortgage debt (including unamortized/unaccreted premium/(discount))			$377,437	$407,567	35.3%
Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$176,185	$200,000	16.5%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	949	(315)	0.1%
7.84% senior notes	01/23/12	7.840%	10,000	25,000	0.9%
5.375% senior notes	10/15/15	5.375%	117,000	120,000	10.9%
6.00% senior notes	09/15/16	6.000%	106,500	125,000	10.0%
6.25% senior notes	01/15/17	6.250%	115,000	125,000	10.8%
6.00% senior notes	09/15/17	6.000%	132,279	150,000	12.4%

Total unsecured senior notes payable	6.53	5.66%	$657,913	$744,685	61.5%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(1,135)	(413)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$656,778	$744,272	61.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2008
(in thousands)

					Percent of
	Maturity		Dec 31, 2008	Dec 31, 2007	debt
Debt Instrument	date	Rate (1)	balance	balance	maturing

Revolving credit facilities
$227MM Wells Fargo Unsecured	10/17/11	2.068%	$35,500	$37,000	3.3%
$15MM City National Bank Unsecured	10/11/09	N/A	-	-	0.0%
Total revolving credit facilities			$35,500	$37,000	3.3%

Total debt			$1,064,490	$1,178,797	99.5%
Unamortized/unaccreted premium/(discount)			5,225	10,042	0.5%
Total debt (including net interest premium/discount)			$1,069,715	$1,188,839	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

(1)	The rate in effect on December 31, 2008.
(2)	Sparkleberry Square is encumbered by two separate mortgages.
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of December 31, 2008

As of
December 31, 2008
Assets	(in thousands)
Properties
Income producing	250,841
Less: accumulated depreciation	(2,644)
Rental property	$248,197

Cash and cash equivalents	2,077
Accounts and other receivables, net	2,377
Other assets	18,980

Total	$271,631

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	132,081
Accounts payable and other liabilities	39,103
Total liabilities	$171,184

Joint venture equity	100,447

Total	$271,631

Note:  Eight properties were contributed to GRI-EQY I, LLC during second quarter of 2008 and two properties were contributed during fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
As of December 31, 2008

	Three months ended		Twelve months ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$6,701	$-	$17,632	$-

COSTS AND EXPENSES
Property operating	2,025	-	4,802	-
Rental property depreciation and amortization	1,937	-	5,104	-
Interest expense	2,039	-	4,329	-
Total costs and expenses	$6,001	$-	$14,235	$-

NET INCOME	$700	$-	$3,397	$-

Note: Eight properties were contributed to GRI-EQY I, LLC during second quarter of 2008 and two properties were contributed during fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008. Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of December 31, 2008

		Year			Number		Supermarket anchor				Average
		Built /	Total	Percent	of tenant				Expiration	Other	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF

Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	100.0%	37	-	30,000	Publix	10/31/24	Home Depot Expo / Office Depot	$ 14.80

Concord Shopping Plaza (1)	Miami	1962 / 1992 / 1993	298,986	99.3%	23	1	78,000	Winn-Dixie	09/30/09	Home Depot / Big Lots / Dollar Tree	10.52

Presidential Markets (1)	Snellville	1993 / 2000	396,408	96.0%	32	5	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Grand Harbor Import Co. / Borders	11.39

Shoppes of Ibis (1)	West Palm Beach	1999	79,420	94.7%	15	3	51,420	Publix	05/31/19		13.19

Shoppes at Quail Roost (1)	Miami	2005	73,550	98.2%	19	1	44,840	Publix	06/30/25		15.86

Shoppes of Sunset (1)	Miami	1979	21,704	88.7%	14	3					17.80

Shoppes of Sunset II (1)	Miami	1980	27,767	64.4%	10	6					19.01

Sparkleberry Square (1)	Columbia	1997 / 2004	154,217	100.0%	11	-				Circuit City / PETsMART / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	12.46

Sparkleberry Kohl's(2)	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger(2)	Columbia	1997 / 2004	98,873	98.2%	13	2	67,943	Kroger	08/31/17		13.28

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,408,981	97.3%	175	21	328,349				$ 12.18

(1)	Properties were contributed to GRI-EQY I, LLC during second quarter of 2008, accordingly there is no activity prior to 2Q 2008.
(2)	Properties were contributed to GRI-EQY I, LLC during fourth quarter of 2008, accordingly there is no activity prior to 4Q 2008. Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of December 31, 2008
(in thousands)

	Equity One's	Maturity		Dec 31, 2008	Dec 31, 2007
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$-
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	6,087	-
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	6,587	-

Total mortgage debt (3 loans outstanding)		4.49	5.894%	$132,674	$-
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				$(593)	$-

Total mortgage debt (including net interest premium/discount)				$132,081	$-

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$11,531	$-

Total debt (including net interest premium/discount)				$143,612	$-

Equity One's pro-rata share of unconsolidated debt	10%			$14,361	$-

(1)	The rate in effect on December 31, 2008.
(2)
Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2008

As of
December 31, 2008
Assets	(in thousands)
Properties
Income producing	50,782
Less: accumulated depreciation	(352)
Rental property	$50,430

Cash and cash equivalents	422
Accounts and other receivables, net	113
Other assets	7,002

Total	$57,967

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	37,719
Accounts payable and other liabilities	5,550
Total liabilities	$43,269

Joint venture equity	14,698

Total	$57,967

Note: Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008. Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2008

	Three months ended		Twelve months ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$1,680	$-	$2,517	$-

COSTS AND EXPENSES
Property operating	1,070	-	1,329	-
Rental property depreciation and amortization	1,125	-	1,496	-
Interest expense	558	-	894	-
Total costs and expenses	$2,753	$-	$3,719	$-

NET (LOSS) INCOME	$(1,073)	$-	$(1,202)	$-

Note: Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008. Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2008

		Year			Number		Supermarket anchor				Average
		Built /	Total	Percent	of tenant				Expiration	Other	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	anchor tenants	per leased SF
1900/2000 Offices (1)	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	52.0%	14	12				RN Network / Corporate Executive Suites	$18.50

Penn Dutch Plaza (1)	Margate	1989	155,628	75.7%	20	21	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.57

Plantation Marketplace (1)	Plantation	1963 / 1998	230,330	70.0%	28	11	43,386	Winn-Dixie	11/05/09	Beall's / Just Fit / Big Lots / CVS	10.64

TOTAL G&I VI South Florida Portfolio SPE LLC SHOPPING CENTER PORTFOLIO (3)			502,735	67.6%	62	44	113,744				$ 11.33

(1)	Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of December 31, 2008
(in thousands)

	Equity One's	Maturity		Dec 31, 2008	Dec 31, 2007
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$38,657	$-
Net interest premium/(discount)	-	-	-	$(938)	$-

Total mortgage debt		5.60	5.560%	$37,719	$-
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$7,544	$-

(1)  The rate in effect on December 31, 2008.